Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED

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CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Long-Term Ingot and Wafer Supply Agreement

between

NorSun AS

and

SunPower Corporation

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This Long-Term Ingot and Wafer Supply Agreement is made on August 9, 2007 (the “Effective Date”) between

NorSun AS, a Norwegian company with registered address Bankplassen 1, 0151 OSLO and enterprise number 989 186 493 (hereafter referred to as “NorSun”); and

SunPower Corporation, a company with registered address 3939 North First Street, San Jose, California 95134, USA (hereafter referred to as “SunPower”).

WHEREAS NorSun is active in the field of manufacture and supply of Ingots and Wafers (as defined herein);

WHEREAS SunPower procures Ingots and Wafers for its manufacture of solar cells and solar modules;

WHEREAS SunPower and NorSun (each a “Party” and collectively the “Parties”) have concurrently herewith entered into a Long-Tem Polysilicon Supply Agreement (the “Polysilicon Agreement”) under which SunPower shall supply NorSun with polycrystalline silicon in order to permit NorSun to partially satisfy its obligation to manufacture and supply Ingots, and potentially Wafers, to SunPower pursuant to this Agreement; and

WHEREAS SunPower desires to purchase Ingots, and potentially Wafers, from NorSun, and NorSun is willing to supply such Ingots, and potentially Wafers, to SunPower on the terms and conditions set forth herein.

NOW, THEREFORE, the Parties agree as follows:

1.                                       DEFINITIONS

1.1                                 The “Agreement” shall mean this signed document and

1.1.1                        Schedule 1 Specification of Ingots and Wafers, as may be updated from time to time by mutual agreement of the Parties;

1.1.2                        Schedule 2 Prices, Quantities, Yield/Ratios Limits, and Delivery Schedule.

1.1.3                        “Annual Quantity” shall mean annual volumes as set forth in the Delivery Schedule (Schedule 2).

1.2                                 “Confidential Information” shall have the meaning as set forth in Section 11.1.

1.3                                 “Delivery Schedule” shall mean such delivery dates and quantities applicable to certain periods set forth in Schedule 2.

1.4                                 “Effective Date” shall mean the first date written above.

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1.5                                 “Fiscal Year” shall mean the period beginning on January 1st and ending on December 31st of the same year.

1.6                                 “Ingot” shall mean a single crystal silicon unit to be used in manufacturing of photovoltaic Wafers per SunPower specification as identified in Schedule 1.

1.7                                 “Wafer” shall mean a pseudo quadratic disc sliced from a single crystal silicon Ingot per SunPower specification as identified in Schedule 1.

1.8                                 “Products” shall mean, collectively, Ingots and Wafers as defined above.

1.9                                 “SunPower-Sourced Products” shall mean Products manufactured with a corresponding volume of polysilicon delivered by SunPower under the Polysilicon Agreement.

1.10                           “Third Party-Sourced Products” shall mean Products manufactured with a corresponding volume of polysilicon supplied by third parties (i.e. other than SunPower) to NorSun.

2.                                       SALE AND PURCHASE

2.1                                 Subject to the provisions of Section 5, NorSun shall be obligated to supply, and SunPower shall be obligated to purchase, (a) during the period commencing on the Effective Date and expiring on December 31, 2011, Ingots in the Annual Quantities as further set forth in the Delivery Schedule (Schedule 2) and (b) during the period commencing on January 1, 2012 and expiring on December 31, 2019, Ingots in the Annual Quantities as further set forth in the Delivery Schedule (Schedule 2); subject in the case of this subclause (b) to the Parties agreeing on the pricing for such quantities in accordance with Section 3.3 and volume for Third Party-Sourced Products in accordance with Section 5.2.  Subject to the provisions of Sections 3.2 and 5, NorSun may supply and SunPower may purchase Wafers in lieu of Ingots in satisfaction of their Annual Quantity commitments, in each case as mutually agreed by the Parties during the Term.  No inability to agree on Wafer quantities shall affect the Parties’ obligations with respect to Ingots.

2.2                                 All sales and purchase of Products between the Parties are subject to and governed by this Agreement unless otherwise expressly agreed in writing (under purchase orders or otherwise).

2.3                                 Unless otherwise consented to in writing by SunPower, NorSun shall sell SunPower-Sourced Products exclusively to SunPower.

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3.                                       PRICES

3.1                                 The prices for Ingots delivered for the period from the Effective Date through December 31, 2011 shall be determined according to Schedule 2.

3.2                                 No later than December 31, 2008 the Parties shall initiate discussions on Wafer prices for NorSun’s delivery of Wafers to SunPower in lieu of Ingots through 2011. Such Wafer prices shall be agreed in writing and apply from the date determined by the Parties. If the Parties are unable to agree on Wafer prices within two months after the discussions are initiated, such discussions shall cease and be reopened no later than one Fiscal Year thereafter.  No inability to agree on Wafer pricing shall affect the Parties’ obligations with respect to Ingots.

3.3                                 The prices for Products delivered for the period from January 1, 2012 through December 31, 2019 shall be determined prior to each Fiscal Year, and shall be established by mutual written agreement between the Parties.  The Parties shall initiate discussions to establish such prices no later than 120 days preceding any Fiscal Year to which such prices shall apply.  In the event the Parties are unable to reach agreement no later than 15 days prior to the start of the applicable Fiscal Year, (a) the Product prices for such Fiscal Year shall be the same as the Product prices in effect immediately prior to such Fiscal Year and (b) if such inability to reach agreement on pricing continues through the end of such Fiscal Year, either Party may terminate this Agreement pursuant to Section 21.

3.4                                 The prices in Schedule 2 include taxes and duties that may be imposed in Norway on the manufacturing of the Products, but no other taxes or duties, i.e. taxes and duties imposed on the import and sale of the Products.

3.5                                 In the event that the polysilicon prices described in Section 4.1 of the Polysilicon Agreement are adjusted pursuant to Section 4.2 thereof, the Parties shall adjust the prices on the SunPower-Sourced Products in an amount equal to such adjustment. Any adjustment shall apply to the SunPower-Sourced Products associated with the newly priced polysilicon.

4.                                       PAYMENT

4.1                                 All payments for Products shall be made by SunPower to NorSun no later than 30 days following the date of NorSun’s invoice.  Payment shall be net of any and all invoice fees or other fees or charges, other than those specified in this Agreement.  All invoices should be sent to SunPower at its registered office. NorSun shall specify any taxes and duties charged on the invoice.

4.2                                 Unless otherwise agreed by NorSun, no deductions from invoices by SunPower are permitted.

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4.3                                 Any delayed payment under this Agreement shall carry delayed payment interest of ***% per month (***% per annum) from the due date, based on 360 interest days per year.  If the due date of any payment to be made hereunder falls on a day which is not a working day in the State of California, U.S., or Norway, delayed payment interest shall commence from the first working day after the due date.

5.                                       FIRM COMMITMENT OBLIGATIONS; ADJUSTMENTS

5.1                                 Subject to the provisions of this Section 5, for the period from the Effective Date through December 31, 2011, NorSun shall be obliged to supply and SunPower shall be obliged to purchase the Ingots in such Annual Quantities as set forth in the Delivery Schedule; provided, however, that NorSun’s supply obligation to provide Ingots which are Third Party-Sourced Products for the years 2007 through 2009 shall be on a best efforts basis only, consistent with Section 3.3 of the Polysilicon Agreement. Subject to the provisions of this Section 5 and the Parties’ agreement on Wafer pricing in accordance with Section 3.2, NorSun shall supply and SunPower shall purchase Wafers in lieu of Ingots in satisfaction of their Annual Quantity commitments.  No inability to agree on Wafer quantities shall affect the Parties’ obligations with respect to Ingots.

5.2                                 Subject to the Parties’ agreement on pricing in accordance with Section 3.3, and subject to the provisions of this Section 5, for the period from January 1, 2012 through December 31, 2019, each Fiscal Year NorSun shall be obliged to supply and SunPower shall be obliged to purchase such SunPower-Sourced Product quantities as set forth in the Delivery Schedule corresponding to the column entitled “SPWR Poly Supplied” therein (i.e. *** metric tons). With respect to Third Party-Sourced Product quantities for the period from January 1, 2012 through December 31, 2019, subject to the Parties’ agreement on pricing in accordance with Section 3.3, and subject to the provisions of this Section 5, such quantities for each Fiscal Year shall be established by mutual written agreement.  The Parties shall initiate discussions to establish such Third Party-Sourced quantities no later than 120 days preceding any Fiscal Year to which such quantities shall apply.  In the event the Parties are unable to reach agreement no later than 15 days prior to the start of the applicable Fiscal Year, (a) the Product quantities for such Fiscal Year shall be the same as the preceding Fiscal Year and (b) if such inability to reach agreement on quantities continues through the end of such Fiscal Year, either Party may terminate this Agreement pursuant to Section 21.

5.3                                 Notwithstanding anything to the contrary in this Agreement (including but not limited to Sections 2.1, 5.1, and 5.2, and the Delivery Schedule), SunPower may, with respect to any Product quantity that it is otherwise required to purchase pursuant to this Agreement, eliminate its firm commitment obligation to purchase such quantity if SunPower consents to NorSun’s resale of such Product quantity to third parties.

5.4                                 Notwithstanding anything to the contrary in this Agreement (including but not limited to Sections 2.1, 5.1, and 5.2, and the Delivery Schedule):

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                                                      a)       If delivery of polysilicon from SunPower to NorSun under the Polysilicon Agreement is delayed, the delivery dates for a proportional amount of SunPower-Sourced Products shall be postponed for the same period  accordingly without liability to either party for such delay (the amount of SunPower-Sourced Products postponed shall be proportional to the delayed amount of polysilicon in relation to NorSun’s total silicon supply for all SunPower-Sourced Products for the applicable period).  In no event shall any delay of delivery of polysilicon from SunPower to NorSun excuse or otherwise affect NorSun’s obligations to provide Third Party-Sourced Products under this Agreement.

                                                      b)       In the event that the quantity of polysilicon supply from SunPower under the Polysilicon Agreement is not sufficient for the manufacturing of the SunPower-Sourced Products to be supplied under this Agreement, NorSun’s obligation to deliver, and SunPower’s obligation to purchase (to the extent such shortfall results from a corresponding shortfall of polysilicon from Hemlock), SunPower-Sourced Products under this Agreement shall be reduced without liability to either Party proportionately to such shortfall in polysilicon.  In no event shall any shortfall in delivery of polysilicon from SunPower to NorSun excuse or otherwise affect NorSun’s obligations to provide Third Party-Sourced Products under this Agreement.

                                                      c)       Until NorSun has established sufficient Wafer manufacturing capacity at its Årdal (Norway) plant, NorSun shall deliver squared Ingots to SunPower unless the Parties agree to ship as-grown or ground round Ingots in addition to, or in lieu of, squared Ingots.  Subject to the Parties’ ability to agree on Wafer pricing in accordance with Section 3.2 and/or 3.3 , NorSun shall deliver Wafers to SunPower when such capacity has been established.  NorSun will use its best efforts to establish Wafer manufacturing capacity no later than September 30, 2008.  In the event NorSun is unable to deliver Wafers per SunPower’s specifications at any time during the Term, NorSun shall fulfill its Annual Quantity obligations through its delivery of Ingots.  Notwithstanding anything to the contrary herein, no inability of the Parties to agree on pricing or quantities for Wafers during the Term shall affect the Parties’ obligations with respect to Ingots under this Agreement.

5.5                                 Subject to the provisions of Sections 5.3 and 5.4, either Party shall be entitled to seek recovery of its damages for failure by the other Party to fulfill its annual firm commitment obligations to the extent described in Sections 5.1 and 5.2 with respect to any Fiscal Year.

5.6                                 Pursuant to the Polysilicon Agreement Section 9, NorSun has acknowledged that SunPower will be contracting with Hemlock Semiconductor Corporation (“Hemlock”) to expand Hemlock’s manufacturing facility (the “Expanded Manufacturing Facility”) in order to produce the polysilicon to be supplied under the Polysilicon Agreement. NorSun acknowledges the possibility of delays or failures in Hemlock completing the Expanded Manufacturing Facility and expressly agrees that notwithstanding anything in this Agreement to the contrary, SunPower SHALL HAVE NO LIABILITY TO NORSUN FOR ANY SUCH DELAY OR FAILURE, including for any shortfalls in delivery of Polysilicon resulting therefrom.

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6.                                       PURCHASE ORDERS

6.1                                 SunPower shall no later than 30 days prior to each Fiscal Year issue purchase orders (“Purchase Orders”) for a total of the Annual Quantity for such Fiscal Year.

6.2                                 Each month NorSun shall issue a release identifying the monthly quantities of Products to be delivered.  Such release shall be consistent with the delivery schedule of Polysilicon received by SunPower from its suppliers and with the Annual Quantities set forth in Schedule 2.

6.3                                 The Purchase Orders shall, unless otherwise agreed in writing between the Parties be issued monthly and shall at a minimum contain the following information: (i) reference to this Agreement, (ii) identification of the Products by proper name, price, and Annual Quantity, (iii) delivery instruction and delivery place, and (iv) issue date.  The Purchase Orders shall be sent by ordinary mail, and a copy shall be forwarded to NorSun on the issue date either by e-mail or telefax. For the period from January 1, 2011 through December 31, 2019, a Purchase Order shall be binding for SunPower only after it is received and its conditions have been confirmed by NorSun.

6.4                                 A Purchase Order shall be sent by e-mail, or alternatively telefax, and regular mail. If no objection to the Purchase Order has been raised by NorSun within 15 days after SunPower’s issue date, then such Purchase Order shall be deemed accepted by NorSun.

7.                                       DISCREPANCIES

7.1                                 In the event of a discrepancy between the terms and conditions of this Agreement and the individual Purchase Order, the terms and conditions of this Agreement shall prevail unless the Parties in writing expressly agree otherwise.

8.                                       DELIVERY

8.1                                 The Products shall be delivered FCA Aardal, Norway (Incoterms 2000).  SunPower shall instruct NorSun on the delivery location for each shipment.  In the event Products are delivered more than four (4) weeks following the delivery date requested by SunPower, NorSun agrees to immediately dedicate its entire factory production to fulfilling SunPower’s delivery, and ship such Products via air freight to a delivery location then requested by SunPower at NorSun’s expense.  If Products  are not delivered within six (6) weeks following the requested delivery date, NorSun will pay SunPower liquidated damages  at a rate of *** percent (***%) of the gross purchase price applicable to such shipment per week thereafter, up to a maximum of *** percent (***%) of such purchase price, provided, however, that the liquidated damages shall not apply and SunPower shall be entitled to full compensation in the event that NorSun’s failure to deliver is caused by gross negligence or wilful misconduct.  The foregoing liquidated damages address late delivery shipments only and are independent of NorSun’s liability (if any) and SunPower’s corresponding ability to recover damages,  for NorSun’s failure to deliver its minimum Annual Quantity commitments pursuant to Section 5.1and 5.2 of this Agreement.

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8.2                                 Title to the Products shall pass to SunPower simultaneously with risk of loss under FCA Aardal, Norway (Incoterms 2000).

8.3                                 A conformance certificate shall be issued by NorSun to SunPower for each delivery of Products. The parameters shown in the delivery certificate are outlined in Schedule 1.

9.                                       PACKAGING AND SHIPPING

9.1                                 NorSun shall bear all costs associated with packaging or storing the Products until delivery to SunPower pursuant to the delivery terms specified in Section 8. All Products shall be packaged, marked, and otherwise prepared in accordance with good commercial practices to reduce the risk of damage and to be packaged in the smallest commercially acceptable form in order to enable SunPower to obtain the lowest shipping rates possible (based on volume metric dimensions) and in accordance with all applicable federal, state and local packaging and transportation laws and regulations. An itemized packing list shall accompany each shipment.  Other or special packaging and shipping requirements are set forth on Schedule 1.

9.2                                 NorSun shall establish reasonable control routines in order to ensure punctual delivery of the Products at the agreed time and without any defects or non-conformities.

9.3                                 A shipment notice shall be submitted from NorSun to SunPower by telefax or other means of communications, at the latest on the shipment date, including:

a)          Purchase Order No.

b)          Brief description of Product

c)           Invoice amount

d)          Number of packages

e)           Gross weight (total) kilos

f)           Packing List describing in detail the content of each package

9.4                                 A delivery certificate shall be issued by NorSun to SunPower for each shipment of Products.

10.                                 INSPECTION

10.1                           An inspection of the appearance of the package shall be made by SunPower within *** after delivery of Products. In case the package has any damage, SunPower shall notify NorSun . If NorSun has not received a written notification within *** after the delivery, the inspection of appearance of the package shall be regarded as accepted.

10.2                           The final inspection of the Products will take place by SunPower within and not later than *** after the delivery date. If the Product does not meet the

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Schedule 1 specifications, SunPower shall notify and submit to NorSun documentary evidence of the result of the final inspection whereupon NorSun shall have the right to undertake its own inspection.

10.3                           In the event that the Products do not meet the Schedule 1 specifications, SunPower shall have the right pursuant to Section 12 to reject such defective Products and return them to NorSun. The defective Products shall be replaced by NorSun according to the Rejected Material Administration (RMA) procedure. NorSun shall examine and judge the returned Products within *** after receipt.  NorSun shall bear any and all costs and expenses incurred by SunPower related to the return of the defective Products and shall provide such remedies as set forth in Section 12.2.

10.4                           All manufacturing facilities of NorSun shall be subject to quality assurance audits by SunPower at all reasonable times and places. If such audit is made on NorSun’s premises, NorSun shall provide without additional charge, all reasonable facilities and assistance for such audit.  All quality assurance records relating to the Products shall be available to SunPower during the performance of this Agreement.  Nothing herein shall require NorSun to disclose confidential information relating to technology licensed to NorSun by third parties.

11.                                 CONFIDENTIALITY

11.1                           The Parties acknowledge and agree that the terms of this Agreement and certain information exchanged between them pertaining to this Agreement, including information regarding research, technology, product developments, marketing plans or conditions, products, business strategies, and the like, constitute “Confidential Information” of the Party disclosing the information.  The purpose of the exchange of the Confidential Information” is to allow the Parties to meet their obligations and responsibilities under this Agreement.  During the term of this Agreement, and for a period of 15 years following its termination or expiration, except as required by applicable law, regulation or rules of any securities exchange, the Party receiving any Confidential Information, and its employees, attorneys, financial advisors, officers, directors and shareholders who shall receive such Confidential Information shall not, except with the prior written consent of the disclosing Party, use, divulge, disclose or communicate, to any person, firm, corporation or entity, in any manner whatsoever, the terms of this Agreement or any Confidential Information of the disclosing Party; provided, however, that each Party may use, divulge, disclose or communicate the terms of this Agreement or Confidential Information of the disclosing Party to wholly-owned or majority owned subsidiaries if such subsidiaries undertake to keep such information strictly confidential in accordance with this Section 9 and each subsidiary has a “need to know”.  The Parties will be liable for any breach of this Section 9 by any of their respective wholly-owned or majority owned subsidiaries.  Each Party further agrees to use the same degree of care to avoid publication or dissemination of the Confidential Information disclosed to such Party under this Agreement as it employs with respect to its own Confidential Information, but at all times shall use at least reasonable care to protect against disclosure.

11.2                           Confidential Information does not and shall not include information that:

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11.2.1                            was already known to the receiving Party at the time such information is disclosed by the other Party;

11.2.2                            was or became publicly known through no wrongful act of the receiving Party;

11.2.3                            was rightfully received from a third party without restriction;

11.2.4                            was independently developed by the receiving Party;

11.2.5                            was approved for release by written authorization of the Party disclosing such information under this Agreement; or

11.2.6                            was required by legal or financial reporting purposes to be disclosed; provided, however, that the Party being required to disclose shall, if circumstances permit, provide advanced notice to the other Party.

12.                                 WARRANTY

12.1                           NorSun warrants that the Products will be free from defects and workmanship, and conform to the specifications set forth in Schedule 1, provided that NorSun is notified of any defects or non-conformity within thirty (30) days after delivery and that the defect or non-conformity is shown to be due to NorSun’s faulty design, workmanship, material or packaging.

12.2                           If any Products fail to conform to this warranty, then NorSun will, at SunPower’s option, either refund or replace such Products.  For valid warranty claims all associated shipping and return costs shall be paid by NorSun.

13.                                 INDEMNIFICATION

13.1                           NorSun shall indemnify SunPower against any and all costs, loss and liability for all personal injury and property damage caused by the Products (whether performed on the premises of NorSun or SunPower or elsewhere) and shall defend at its sole cost and expense any action brought against SunPower as a result of any such personal injury or property damage.  NorSun shall carry and maintain insurance coverage satisfactory to cover the above, and upon SunPower’s request, shall furnish SunPower with evidence of such insurance.

13.2                           NorSun shall defend, at its own expense, any suit or claim that may be instituted against SunPower or any customer of SunPower for alleged infringement of patents, trade secrets, copyrights or other intellectual property rights relating to the maintenance, sale or use of the Products, and NorSun shall indemnity SunPower and its customers for all costs and damages arising out of such alleged infringement.

14.                                 FORCE MAJEURE

14.1                           Neither Party shall be liable for delays or failures in performance of their obligations

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under this Agreement arising out of or resulting from acts of God, acts of the other Party, acts of the government, the public enemy or events of war, fire, flood, epidemics, quarantine restrictions, strikes, or freight embargoes (each a “Force Majeure Event”).

14.2                           In the event of any Force Majeure Event, the unaffected Party shall honor its obligations hereunder as soon as the affected Party is able to perform.

15.                                 ASSIGNMENT

15.1                           No assignment of the Agreement or of any right or obligation under the Agreement shall be made by either of the Parties without the prior written consent of the other Party, such consent shall not to be unreasonably withheld or delayed.  In the event of a proper assignment, the Agreement shall be binding upon and inure to the benefit of the assigning Party’s successors and assigns.

16.                               NO PARTNERSHIP OR AGENCY

16.1                           Nothing in this Agreement shall constitute, or be deemed to constitute, a partnership or agency between the Parties.

17.                                 NOTICES

17.1                           Any communication which is required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telefaxed (and with a confirmation copy also sent by mail), delivered by a reputable commercial courier service or mailed, always with receipt acknowledged, to the registered address of either Party as set forth herein or to such other registered address as follows from a prior notification to the other Party by the receiving Party.

18.                                 ENTIRE AGREEMENT

18.1                           This Agreement constitutes the entire understanding between the Parties with respect to the subject matter of the Agreement and supersedes any prior discussions, negotiations, agreements, memoranda of understanding and the like.  Modifications to the Agreement may be made only in writing and signed by each Party.  If one or more of the provisions of this Agreement shall be found, by a court with jurisdiction, to be illegal, invalid or unenforceable, it shall not affect the legality, validity or enforceability of any of the remaining provisions of this Agreement.  The Parties agree to attempt to substitute for any illegal, invalid or unenforceable provision a legal, valid or enforceable provision that achieves to the greatest extent possible the economic objectives of the illegal, invalid or unenforceable provision.

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19.                                 POLYSILICON AGREEMENT

19.1                           The Parties acknowledge that this Agreement is entered in reliance upon the execution and continuing effectiveness of the Polysilicon Agreement.  Accordingly, to the extent any modifications are made to the provisions of the Polysilicon Agreement, the Parties will in good faith consider appropriate modifications to the provisions of this Agreement.  The Parties also acknowledge that NorSun’s obligations to deliver to SunPower Third Party-Sourced Products are independent of any reliance NorSun places upon the Polysilicon Agreement.

20.                                 WAIVER

20.1                           Either Party’s failure to exercise a right or remedy or such Party’s acceptance of a partial or delinquent payment or delivery shall not operate as a waiver of any of such Party’s rights or the other Party’s obligations under the Agreement and shall not constitute a waiver of such Party’s right to declare an immediate or a subsequent default.

21.                                 TERM AND TERMINATION

21.1                           This Agreement commences on the Effective Date, and continues to remain in force and effect until December 31, 2019 (the “Term”), at which time this Agreement may be extended with the mutual agreement of both Parties.

21.2                           The Parties expressly agree that NorSun is obligated to supply and SunPower is obligated to purchase the Products at the contracted prices and quantities pursuant to Sections 3.1 and 5.1 through 2011, and thereafter through 2019 as agreed to each Fiscal Year pursuant to Sections 3.2 and 5.2.  Accordingly, the basis and circumstances under which the Parties can terminate this Agreement prior to the expiration of the Term of this Agreement is expressly limited to the terms of this Section 21.

21.3                           Termination by NorSun.  NorSun may, at its option, terminate this Agreement only upon one of the following events:

a)             Upon the event of a material breach by SunPower of its obligations under this Agreement (other than a material breach triggered by a Force Majeure Event, which shall be solely addressed in Section 14), provided that (i) NorSun submits a written notice of such breach to SunPower, and (ii) SunPower fails to cure such breach within ninety (90) days of receipt of the written notice of breach.  If SunPower rectifies any such breach within such period, then SunPower’s breach shall be deemed cured and NorSun shall not be entitled to terminate this Agreement;

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b)             Upon the event that the Parties are unable to agree on pricing pursuant to Section 3.3(b) or quantities for Third Party-Sourced Products pursuant to Section 5.2(b),  such   termination  being  effective   as   of   the expiration of  the twelve-month period referenced therein; or

c)              Upon the termination of the Polysilicon Agreement by NorSun pursuant to Section 10.2(a) thereof.

21.4                           Termination by SunPower.  SunPower may, at its option, terminate this Agreement upon one of the following events:

a)             Upon the event of a material breach by NorSun of its obligations under this Agreement (other than a material breach triggered by a Force Majeure Event, which shall be solely addressed in Section 14), provided that (i) SunPower submits a written notice of such breach to NorSun, and (ii) NorSun fails to cure such breach within ninety (90) days of receipt of the written notice of breach.   If NorSun rectifies any such breach within such period, then NorSun’s breach shall be deemed cured and SunPower shall not be entitled to terminate this Agreement;

b)             Upon the event that the Parties are unable to agree on pricing pursuant to Section 3.3(b) or quantities for Third Party-Sourced Products pursuant to Section 5.2(b), such termination being effective as of the expiration of the twelve-month period referenced therein;

c)              In the event that NorSun, due to reasons not deemed as Force Majeure in accordance with Section 14, resolves to cease its Ingot or Wafer manufacturing for SunPower’s benefit permanently or for a period exceeding 90 days; or

d)             Upon the termination of the Polysilicon Agreement by NorSun pursuant to Section 10.2(a) thereof.

21.5                           Sections 1, 4 (to the extent of any due and unpaid invoices), 11 through 18, and 20 through 25 shall survive any termination of this Agreement.

22.                                 ATTORNEYS FEES AND COSTS

22.1                           The Parties shall bear their own expenses incurred in connection with the negotiation and execution of this Agreement.

23.                                 DOLLARS

23.1                           All references to monetary amounts shall be in U.S. Dollars.

24.                                 AGREEMENT PREPARATION

24.1                           This Agreement shall be considered for all purposes as prepared through the joint efforts of the Parties and shall not be construed against one Party or the other as a

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result of the manner in which this Agreement was negotiated, prepared, drafted or executed.

25.                                 GOVERNING LAW AND DISPUTE RESOLUTION

25.1                           The Agreement is made in, and shall be governed and controlled in all respects by the laws of the State of Michigan, USA (specifically disclaiming the U.N. Convention Contracts for the International Sale of Goods). All disputes, including interpretation, enforceability, validity, and construction, shall be determined under the law of the State of Michigan, USA, without regard to any conflict of law provisions.

25.2                           The Parties submit to the exclusive jurisdiction and venue of the U.S. District Court for the Eastern District of Michigan for all disputes arising, directly or indirectly, under this Agreement.

* * *

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.

For and on behalf of	For and on behalf of

NorSun AS	SunPower Corporation

/s/ GRETE SONSTEBY	/s/ THOMAS WERNER
Name: Grete Sonsteby	Name: Thomas Werner
Title: Chairman of the Board	Title: Chief Executive Officer

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SCHEDULE NO. 1 SPECIFICATION OF INGOTS AND WAFERS

See SunPower Squared Ingot spec #001-07689 Rev A

See SunPower Wafer spec #001-07686 Rev A.

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SCHEDULE NO. 2 PRICES , QUANTITIES, YIELD/RATIO

LIMITS, AND DELIVERY SCHEDULE

Year	Month	Poly Price	Conversion Price	Conversion Ratio	SPWR Poly Supplied	Norsun Poly Supplied	Total Poly Volume	Ratio Ingot Volume to be delivered	Norsun's Price of Slabbed Ingot
2007	Oct	***	***	***	***	***	***	***	***
	Nov	***	***	***	***	***	***	***	***
	Dec	***	***	***	***	***	***	***	***
2008	Jan	***	***	***	***	***	***	***	***
	Feb	***	***	***	***	***	***	***	***
	Mar	***	***	***	***	***	***	***	***
	Apr	***	***	***	***	***	***	***	***
	May	***	***	***	***	***	***	***	***
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2018		***	TBN		***	TBN			TBN
2019		***	TBN		***	TBN			TBN

“TBN” means to be negotiated in accordance with the Agreement.